Exhibit 10.15

AMENDED AND RESTATED
SHAREHOLDERS’ VOTING RIGHTS PROXY AGREEMENT
by and among
SPEEDHAUL HOLDINGS, INC.
GOLD HORSE INTERNATINAL, INC.
GLOBAL RISE INTERNATIONAL LIMITED
INNER MONGOLIA JIN MA REAL ESTATE DEVELOPMENT
COMPANY LIMITED ("IMJM REAL ESTATE")
and
SHAREHOLDERS OF IMJM REAL ESTATE
(English Translation)
This Amended and Restated Shareholders’ Voting Rights Proxy Agreement (the “Agreement”) is entered into as of June 29, 2007 and is entered into in Hohhot, China by and among Speedhaul Holdings, Inc. (OTCBB: SPEH) (“Speedhaul”), Gold Horse International, Inc, a company incorporated under the laws of the State of Nevada, the United States, (“Gold Horse”), Global Rise International Limited, a limited liability company organized under the laws of the Cayman Islands and wholly-owned subsidiary of Gold Horse (“Global Rise”) and Inner Mongolia Jin Ma Real Estate Development Company Limited, a limited liability company organized under the laws of the PRC (“IMJM Real Estate”),  and shareholders holding 100% outstanding shares of IMJM Real Estate (the “ IMJM Real Estate Shareholders”). The parties to this Agreement are referred to collectively herein as the “Parties.”
RECITALS
A.           Speedhaul is a public reporting corporation incorporated under the laws of the State of New Jersey, the United States.

B.           Gold Horse is a Nevada corporation and wholly-owned subsidiary of Speedhaul, pursuant to a share exchange agreement under which the shareholders of Gold Horse and their assignees acquired 97% of the issued and outstanding shares of Speedhaul (the “Transaction”).
C.           Global Rise is a wholly owned subsidiary of Gold Horse.
D.           IMJM Real Estate is a company incorporated in Inner Mongolia, China, and is engaged in real estate development business (the “Business”);
E.           The undersigned IMJM Real Estate Shareholders collectively own over 100% of the equity interests of IMJM Real Estate.
F.           Gold Horse and the IMJM Real Estate Shareholders were previously parties to a Shareholder Voting Rights Proxy Agreement dated August 31, 2006, whereby the IMJM Real Estate Shareholders granted to the board of directors of Gold Horse a proxy to vote all of the shares owned by the IMJM Real Estate Shareholders.
G.           In connection with the Transaction, the parties wish to amend and restate the August 31, 2006 Shareholder Voting Rights Proxy Agreement, which shall be amended and restated in its entirety in the form of this Agreement.
NOW, THEREFORE, the Parties to this Agreement hereby agree as follows:
1.
The IMJM Real Estate Shareholders hereby agrees to irrevocably grant and entrust Global Rise, for the maximum period permitted by law, with all of their voting rights as shareholders of the IMJM Real Estate. Global Rise shall exercise such rights in accordance with and within the limitations of the laws of the PRC and the Articles of Association of the IMJM Real Estate.

2.
Global Rise may from time to time establish and amend rules to govern how Global Rise shall exercise the powers granted to it by the IMJM Real Estate Shareholders herein, including, but not limited to, the number or percentage of directors of Global Rise which shall be required to authorize or take any action and to sign documents evidencing the taking of such action, and Global Rise shall only take action in accordance with such rules.

3.
All parties to this Agreement hereby acknowledge that, regardless of any change in the equity interests of the IMJM Real Estate, the IMJM Real Estate Shareholders shall appoint the person designated by Global Rise with the voting rights held by Global Rise. The IMJM Real Estate Shareholders shall not transfer their equity interests of the IMJM Real Estate to any individual or company (other than Global Rise or the individuals or entities designated by Global Rise). The IMJM Real Estate Shareholders acknowledges that they will continue to perform this Agreement even if one or more than one of them no longer hold equity interests of theIMJM Real Estate.

4.
This Agreement has been duly executed by the parties hereto, and, in the case of a party which is not a natural person, has been duly authorized by all necessary corporate or other action by such party and executed and delivered by such party’s duly authorized representatives, as of the date first set forth above and shall be effective simultaneously.

5.
The IMJM Real Estate Shareholders represent and warrant to Global Rise that they own all of the shares of the IMJM Real Estate set forth below their names on the signature page below, free and clear of all liens and encumbrances, and the IMJM Real Estate Shareholders have not granted to anyone, other than Global Rise, a power of attorney or proxy over any of such shares or in their rights as shareholders of the IMJM Real Estate. The IMJM Real Estate Shareholders further represent and warrant that the execution and delivery of this Agreement by them will not violate any law, regulations, judicial or administrative order, arbitration award, agreement, contract or covenant applicable to the IMJM Real Estate Shareholders.

6.
This Agreement may not be terminated without the unanimous consent of all undersigned parties, except that Global Rise may, by giving thirty (30) days prior written notice to the IMJM Real Estate Shareholders hereto, terminate this Agreement upon the unanimous consent of the board of directors of Speedhaul.

7.
The IMJM Real Estate Shareholders represent and warrant to Global Rise that they own all of the shares of the IMJM Real Estate set forth below their names on the signature page below, free and clear of all liens and encumbrances, and the IMJM Real Estate Shareholders have not granted to anyone, other than Global Rise, a power of attorney or proxy over any of such shares or in their rights as shareholders of the IMJM Real Estate. The IMJM Real Estate Shareholders further represent and warrant that the execution and delivery of this Agreement by them will not violate any law, regulations, judicial or administrative order, arbitration award, agreement, contract or covenant applicable to the IMJM Real Estate Shareholders.

8.
This Agreement may not be terminated without the unanimous consent of all undersigned parties, except that Global Rise may, by giving thirty (30) days prior written notice to the IMJM Real Estate Shareholders hereto, terminate this Agreement upon the unanimous consent of the board of directors of Speedhaul.

9.	Any amendment and/or rescission shall be agreed by the parties in writing．
10.	The execution, validity, Real Estate and performance of this Agreement shall be governed by the laws of PRC.
11.
This Agreement is executed in four (4) copies in Chinese and English; Global Rise and each of IMJM Real Estate Shareholders hold one and each original copy shall have the same legal effect. This Agreement has both an English version and a Chinese version. Both versions are equally authentic. Where a comparison of the authentic texts of both versions of this Agreement discloses a difference in meaning, the meaning which best reconciles the texts, having regard to the object and purpose of this Agreement shall be adopted.

12.
The parties agree that in case of disputes arising from this Agreement, they shall settle their dispute through mediation, not in a lawsuit brought in court. If the Parties cannot reach a settlement 45 days after the mediation, the dispute shall be referred to and determined by arbitration in the China International Economic and Trade Arbitration Commission (“CIETAC”) upon the initiation of either Party in accordance with the prevailing arbitration rules of CIETAC. The written decision of the arbitrator shall be binding and conclusive on the Parties hereto and enforceable in any court of competent jurisdiction.

13.	Nothwithstanding anything herein to the contrary, Global Rise shall have the right to assign its rights hereunder to a wholly-owned foreign entity (WOFE) formed in the PRC, provided that such WOFE shall become a party to this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereof have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

SPEEDHAUL:                                           Speedhaul Holdings, Inc.

          By: /s/ Andrew Norins__________________
         Andrew Norins, Chief Executive Officer

GOLD HORSE:                                         Gold Horse International, Inc.

          By: /s/ Liankuan Yang__________________
        Liankuan Yang, Chief Executive Officer

GLOBAL RISE:                                        Global Rise International Limited

          By: /s/ Liankuan Yang__________________
        Liankuan Yang, Chief Executive Officer

IMJM REAL ESTATE:                   Inner Mongolia Jin Ma Real Estate Development Company Limited
           By: /s/ Liankuan Yang__________________
        Liankuan Yang, Chief Executive Officer

SHAREHOLDERS OF IMJM REAL ESTATE:

/s/ Yang Liankuan__________________
By: Yang Liankuan
(PRC ID Card No.: 150103570713017)
Shares of IMJM Real Estate owned by Yang Liankuan: 70%

/s/ Ma Runlan_____________________
By: Ma Runlan
(PRC ID Card No.: 150103600421102)
Shares of IMJM Real Estate owned by Ma Runlan: 15%.

/s/ Yang Yang______________________
By: Yang Yang
(PRC ID Card No.: 150103820724052)
Shares of IMJM Real Estate owned by Yang Yang: 15%